Exhibit 10.10(c)
                                                                ----------------


AMENDMENT NO. 2 TO THE AMENDED AND RESTATED INTERCONNECTION FACILITIES AGREEMENT BETWEEN SOUTHERN CALIFORNIA EDISON COMPANY, ZOND SYSTEMS, INC., AND VICTORY GARDEN PHASE IV PARTNERSHIP QFID NOS. 6043, 6044, AND 6102-6108

AMENDMENT NO. 2 TO THE AMENDED AND RESTATED INTERCONNECTION FACILITIES AGREEMENT BETWEEN SOUTHERN CALIFORNIA EDISON COMPANY AND ZOND SYSTEMS, INC.

1. PARTIES: This Amendment No. 2 ("Amendment No. 2") to the Amended and Restated Interconnection Facilities Agreement (as amended to date, the "Agreement") by and among Zond Systems, Inc., a California corporation ("Zond"), Victory Garden Phase IV Partnership, a California general partnership ("Partnership"), and Southern California Edison Company, a California corporation ("Edison"), is entered into by Helzel and Schwarzhoff, a California general partnership ("H&S"), Zond Windsystem Partners, Ltd. Series 85-A, a California limited partnership ("85-A"), Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership ("85-B"), Partnership, and Zond, acting on its own behalf, and on behalf of any other owners or sellers, including, but not necessarily limited to, Partnership, H&S, 85-A, and 85-B, collectively referred to as ("Seller") and Edison (individually "Party," together "Parties").

2. RECITALS: This Amendment No. 2 is made with reference to the following facts, among others:

2.1 The Agreement was executed between Zond and Edison on November 18, 1988.

2.2 The Agreement was amended on October 11, 1989, to add the Partnership as an additional seller under the Agreement; and to appoint Zond as the Project Manager with the authority to contract for Seller, as defined in the Agreement, on all matters pertaining to the implementation of the Agreement.

2.3 Zond has requested, and Edison has agreed, that H&S, 85-A, and 85-B be listed as sellers under the Agreement.

2.4  The Parties wish to amend the Agreement to reflect:

(1) that the Point of Interconnection, as defined in the Power Purchase Contracts for QFID Nos. 6043, 6044, and 6102-6108 (the "QF Contracts"), for the projects interconnected to Edison's electrical system via the Zeewind Substation at the 66 kV level be changed to show the Point of Interconnection as Edison's Vincent Substation, and

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(2) that the energy shall flow from the project sites of the QF Contracts to
Edison's Vincent Substation via a single 230 kV transmission line separated by ownership into two separate transmission lines. The first of which is jointly owned by Seller, as defined in the Agreement, and Sky River Partnership and the second of which is owned by a partnership known as Sagebrush. Sagebrush is a California general partnership which is owned by affiliates of Seller, as defined in the Agreement, and Sky River Partnership, among others.

(3) that H&S, 85-A, and 85-B are additional sellers under the Agreement.

2.5 Zond is a seller or Project Manager under each of the QF Contracts.

2.6 Zond is a seller and the Project Manager under the Agreement.

2.7 All obligations for the installation and operation and maintenance of the interconnection facilities necessary for this Agreement are the responsibility of Sagebrush, pursuant to the terms and conditions of the Interconnection Facilities Agreement executed between SeaWest and Edison on October 4, 1988, Document No. V66, as amended and assigned to Sagebrush on January 17, 1992, and Sky River Partnership, pursuant to the terms and conditions of the Master Interconnection Facilities Agreement executed between Zond and Edison, on March 26, 1990, Document No. V430, as amended and assigned to Zond Sky River Development Corporation and further assigned to Sky River Partnership as consented to by Edison on August 17, 1990. Attachment A to Document No. V430, which identifies all of the interconnection facilities, is attached here as Attachment A to this Amendment No. 2.

2.8 Zond, as a seller or Project Manager of each of the QF Contracts, has installed on behalf of Seller, as defined in the Agreement, the necessary facilities to provide for the interconnection of the projects covered by the QF Contracts to Edison's electrical system at Edison's Vincent Substation via the interconnection facilities identified in Attachment A to this Amendment No. 2.

3. AGREEMENT: The Agreement is hereby amended as follows:

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3.1 Section 1 is amended to add H&S, 85-A, and 85-B as a seller and shall now read as follows:

"1. PARTIES. This Amended and Restated Interconnection Facilities Agreement ("Agreement") is entered into by Southern California Edison Company, a California corporation ("Edison"), Victory Garden Phase IV Partnership, a California general partnership ("Partnership"), Helzel and Schwarzhoff, a California general partnership ("H&S"), Zond Windsystem Partners, Ltd. Series 85-A, a California limited partnership ("85-A"), Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership ("85-B"), and Zond Systems, Inc., a California corporation, acting on its own behalf and on behalf of other owners or sellers, if any, collectively referred to as "Seller". Zond Systems, Inc. shall act as Project Manager under this Agreement."

3.2 Section 3 of the Agreement is amended to add a new Section 3.7 which shall read as follows:

"3.7 OF Contracts: The Power Purchase Contracts identified as QFID Nos. 6043, 6044, and 6102-6108."

3.3 Section 4 of the Agreement is amended to add a new Section 4.1.16, which shall read as follows:

"4.1.16 The Point of Interconnection, as defined in the QF Contracts, shall be Edison's Vincent Substation. Although the Vincent Substation is the Point of Interconnection where the transfer of electrical Energy, as defined in the QF Contracts, between the projects served by this Agreement and Edison takes place, Edison shall pay for the Energy as recorded on the 12 kV meters at the respective project sites subject to a loss compensation factor as provided for in Section 1.13 of the QF Contracts. It is expressly understood by the Parties that: 1) Edison is not taking possession of the Energy until it reaches the Vincent Substation; 2) the respective project's electrical Energy will be transported from the respective project site to Vincent Substation via a single 230 kV transmission line separated by ownership into two separate transmission lines. The first of which is jointly owned by Seller and Sky River Partnership and the second of which is owned by a partnership known as Sagebrush; and 3) until such time as a respective project's electrical energy has been transferred

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to Edison at the Vincent Substation, Edison shall not be liable whatsoever for any loss, damage, claim, cost, charge (including direct, indirect, or consequential loss, damage, claim, cost, charge, or expense), including attorneys' fees and other costs of litigation, in connection with the transport of such electrical energy via the single 230 kV transmission line referred to above except to the extent such loss, damage, claim, cost, or charge is directly caused by the gross negligence or illegal or willful misconduct of Edison."

3.4 Pages 6 and 7 of Attachment A to the Agreement shall be deleted in their entirety.

3.5  Section 7 of the Agreement is deleted and shall now read as follows:

"7. Breach. In the event of a default under this Agreement by Seller, Edison shall notify in writing each named seller who is identified in Section 7.1 and permit each such seller to have thirty (30) days from the receipt of such notice to cure such default. During such cure period, Seller and Edison shall be subject to all of their respective obligations under this Agreement. Edison agrees that in the event that a seller identified in Section 7.1 is a debtor-in-possession in a bankruptcy, or if the trustee in bankruptcy for such seller, as the case may be, repudiates this Agreement or any part hereof, each non-repudiating seller identified in Section 7.1 shall have the right and obligation to continue this Agreement in full force and effect by performance of all obligations of Seller hereunder, provided that such non-repudiating seller identified in Section 7.1 remedies any and all defaults under this Agreement as provided above. The non-repudiating sellers shall permit all existing Monolith Power Purchase Contracts subject to this Agreement to continue to interconnect with Edison's transmission system pursuant to this Agreement. Edison's failure to give any such notice of Seller's default, provided it shall have attempted to give notice in accordance with Section 7.1 hereto, (i) shall not affect Edison's rights and privileges under the Agreement and (ii) shall not give any Party a right of action for damage against Edison.

7.1  Zond Systems, Inc.

     Address:  13000 Jameson Road


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                   Tehachapi, CA  93561
                   Attn:  Kenneth C. Karas

           Zond Windsystem Partners, Ltd.
           Series 85-A

           Address:  c/o Zond Systems, Inc.
                     13000 Jameson Road
                     Tehachapi, CA  93561
                     Attn:  Kenneth C. Karas

           Zond Windsystem Partners, Ltd.
           Series 85-B

           Address:  c/o Zond Systems, Inc.
                     13000 Jameson Road
                     Tehachapi, CA  93561
                     Attn:  Kenneth C. Karas

           Victory Garden Phase IV Partnership

           Address:  c/o Zond Systems, Inc.
                     13000 Jameson Road
                     Tehachapi, CA  93561
                     Attn:  Kenneth C. Karas

           Helzel and Schwarzhoff

           Address:  5550 Redwood Road
                     Oakland, CA  94619-3120
                     Attn:  Leo B. Helzel

4. OTHER CONTRACT TERMS AND CONDITIONS: Except as expressly amended by Amendment No. 1 and this Amendment No. 2, the terms and conditions of the Agreement shall remain in full force and effect.

5. CAPITALIZED TERMS: All capitalized terms used but not defined in this Amendment No. 2 shall have the meanings given them in the Agreement.

6. EFFECTIVE DATE: This Amendment No. 2 shall become effective when it has been duly executed by the Parties.

7. SIGNATURE CLAUSE: The signatories hereto represent that they have been duly authorized to execute this Amendment No. 2 on behalf of the Party for whom they

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sign. Zond, as Project Manager under the Agreement, represents that it has been duly authorized and has full power to enter into this Amendment No. 2 to the Agreement on behalf of Seller of the Agreement.

This Amendment No. 2 to the Agreement is hereby executed as of this 31st day of August, 1992.

                                            SOUTHERN CALIFORNIA EDISON COMPANY


                                            By:    /s/ Vikram S. Budhraja
                                            Name:      VIKRAM S. BUDHRAJA
                                                   ----------------------------
                                            Title:       Vice President

                                            ZOND SYSTEMS, INC., as Project
                                            Manager


                                            By:    /s/  Kenneth C. Karas
                                            Name:       Kenneth C. Karas
                                                   ----------------------------
                                            Title:      President

                                            VICTORY GARDEN PHASE IV
                                            PARTNERSHIP,
                                              a California general partnership



                                            By:  Zond Victory Garden Phase IV
                                                 Development Corporation, a
                                                 California corporation,
                                                 Its General Partner


                                            By:    /s/ Kenneth C. Karas
                                                  -----------------------------
                                            Its:       President

                                            HELZEL AND SCHWARZHOFF,
                                              a California general partnership


                                            By:    /s/ Leo B. Helzel
                                                  -----------------------------
                                            Its:       General Partner

                                            ZOND WINDSYSTEM PARTNERS, LTD.

                                            SERIES 85-A, a California limited
                                            partnership


                                            By:    Zond Windsystems Management
                                                   Corporation III, a
                                                   California corporation
                                                   Its General Partner


                                            By:    /s/ Kenneth C. Karas
                                                  -----------------------------
                                            Its:       President

                                            ZOND WINDSYSTEM PARTNERS, LTD.
                                            SERIES 85-B, a California
                                            limited partnership


                                            By:    Zond Windsystems Management
                                                   Corporation IV, a California
                                                   corporation,
                                                   Its General Partner


                                            By:    /s/ Kenneth C. Karas
                                                  -----------------------------
                                            Its:       President



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                                  ATTACHMENT A

                                       TO

                                AMENDMENT NO. 2

                                  ATTACHMENT A

SERVICE  ADDRESS:  Sections 32 and 33,  Township 32 South,  Range 14, West,
MDBM.

DATE APPLICANT DESIRES INTERCONNECTION  FACILITIES
AVAILABLE:  December 1, 1990

DATE  APPLICANT  WILL  BEGIN  CONSTRUCTION  OF  THE  GENERATING  FACILITY:
September 1, 1990

DESCRIPTION OF INTERCONNECTION FACILITIES:

Edison's Appendant Facilities                        Added    One-time
For termination at Vincent Substation:            Facilities     Cost
                                                  ----------  --------

230 kV line position, termination                 $2,011,100  $28,000
of the transmission line, required
protection changes in the control
house and revenue metering

Transmission Line                                 $  846,000  $ 3,000

Additional Protection Facilities                  $  118,000  $ 9,300
                                                  ---------
Needed to Interconnect Sky River
Partnership's Projects to                         $2,975,100  $40,300
Sagebrush Line

Sagebrush Purchased Equipment:                    $  665,200

  CB 230 kV 3000A 63 kV (2 each)
    200 kV metering units (3 each)
    CCTV's 138,000 - 120/240 V (3 each)
    230 kV lightning arresters (3 each)
    230 kV 30 disc. Switch (4 each)

Additional Sky River Partnership                  $40,000
Purchased Equipment to Interconnect
the Sky River Partnership Projects to
Sagebrush Line.

Sagebrush Appendant Facilities:

230 kV 1590 ASCR Transmission line

230/33 and/or 66 kV Substation

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33/66 kV Transmission Lines
  between switching substation
  and 230 kV substation for
  each Project connected to
  the 230 kV Substation

                                      A-1
              Attachment A to Interconnection Facilities Agreement


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                                  ATTACHMENT A

R/W for all facilities

TOTAL COST OF EDISON APPENDANT FACILITIES*:
ESTIMATED $2,975,100

ADDED INVESTMENT*:  ESTIMATED $2,975,100

ADDED INVESTMENT:  RECORDED BOOK COST $________________

INCOME TAX CONTRIBUTION COMPONENT FOR EDISON APPENDANT
FACILITIES AND SELLER PURCHASED EQUIPMENT AT 28%:  $847,028

DATE SERVICE FIRST RENDERED BY MEANS OF THE
INTERCONNECTION FACILITIES:________________

1) Pursuant to the Master Interconnection Facilities Agreement between Zond System, Inc. and Southern California Edison Company, Document V66, as amended ("IFA"), the Seller, under said IFA, shall: (a) provide proper voltage and var controlling equipment to maintain unity power factor at Vincent Substation as determined by Edison; (b) provide all required relay protection, as determined by Edison, at the Projects' site Substations; (c) provide the necessary Right of Way for the transmission line from their Project sites to Vincent Substation;
(d) pay the gross-up for federal income tax on the value of the capital contribution paid for the facilities Edison will install; (e) is responsible for the initial payment, for any additional payment as the result of the determination of actual recorded cost and for any tax on the contribution in aid of construction for the facilities needed to interconnect Sky River Partnership's Projects to the 230 kV line; (f) deed the additional Seller Purchased equipment to interconnect Sky River Partnership's Projects to the Sagebrush Line to Edison prior to interconnection; (g) has the responsibility for the payment of the initial cost and the monthly operation and maintenance costs for the facilities needed to interconnect the Sky River Partnership's Projects, which includes the Projects covered by this Agreement.

2) Pursuant to the Interconnection Facilities Agreement between SeaWest Industries, Inc., and Southern California Edison Company, Document V430, as amended ("IFA2"), the Seller, under said IFA2, shall: (a) provide proper voltage and var controlling equipment to maintain unity power factor at Vincent Substation as determined by Edison; (b)


----------------
* Cost estimates are for informational purposes only and are not binding unless provided in writing by Edison pursuant to a written request by Seller.

                                      A-2
              Attachment A to Interconnection Facilities Agreement provide all required relay protection, as determined by Edison, at the Projects' site Substations; (c) provide the necessary Right of Way for the transmission line from their Project sites to Vincent Substation; (d) pay the gross-up for federal income tax on the value of the capital contribution paid for the facilities Edison will install; (e) provide the necessary 1590 ACSR Cable to terminate the transmission line at Vincent Substation. Edison will provide the labor to terminate the transmission line at Vincent Substation; (f) is responsible for the initial payments, for any additional payment due based on the determination of the actual recorded costs of the facilities and is entitled to any refund as the result of Edison's determination of the actual recorded costs for all of Edison's Appendant Facilities, for the Sagebrush Purchased Equipment and any contribution in aid of construction tax due except for the additional protection facilities needed to interconnect Sky River Partnership's Projects to the Sagebrush 230 kV line; (g) has the responsibility for the payment of the initial cost and the monthly operation and maintenance costs for added investment except for the additional facilities needed to interconnect the Sky River Partnership to Edison's Vincent Substation.

3) The facilities installed pursuant to this Agreement are to serve the Sky River Partnership I, II, and III Projects and SeaWest Industries, Inc.'s Desert Winds I, II, and III Projects. In addition, Zond has transferred the interconnection point of the Monolith I, II, VII, VIII, IX, X, XI, XII, and XIII Projects from Edison's 66 kV subtransmission system at the Zeewind Substation to this 230 kV transmission line. The Desert Winds and Monolith Projects shall be covered by separate Interconnection Facilities Agreements.

4) The Sellers of the QF Contracts shall not be liable for the estimated or recorded Cost of Edison's Appendant facilities, for the added investment, or the monthly operation and maintenance costs of these interconnection facilities provided that these costs are paid by the Sellers as defined in Documents V66 and V430.

5) In the event the Sellers as defined in Documents V66 and V430 do not pay for the estimated or recorded cost of Edison's appendant facilities, for the added investment, or the monthly operation and maintenance costs of these facilities, the projects of the QF contracts may remain interconnected to Edison's Vincent Substation provided that the Sellers of the QF contracts shall be jointly and severely liable for the costs.

                                      A-3
              Attachment A to Interconnection Facilities Agreement